CDC NVEST LARGE CAP GROWTH FUND
                           CDC NVEST STAR GROWTH FUND


Supplement dated February 25, 2003 to CDC Nvest Equity Funds Classes A, B and C and Class Y Prospectuses each dated May 1, 2002 as revised July 1, 2002, CDC Nvest Star Funds Classes A, B and C Prospectus dated May 1, 2002 as revised December 2, 2002 and CDC Nvest Star Funds Class Y Prospectus dated May 1, 2002 (the "Prospectuses")


Effective February 2003, William R. Berger replaced Christopher McMillin as co-portfolio manager of the CDC Nvest Large Cap Growth Fund and a segment of the CDC Nvest Star Growth Fund.

                                                                      SP182-0203